SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  November 11, 2005
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                             Xerion EcoSolutions Group Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Colorado                        0-26760                   84-128-6065
    ---------------                  ------------             ----------------
    (State or other                  (Commission              (I.R.S. Employer
   jurisdiction of                  File Number)             Identification No.)
    incorporation)

      Suites A-C 20/F Neich Tower, 128 Gloucester Road, WanChai, Hong Kong
                         The People's Republic of China
                    ----------------------------------------
                    (Address of principal executive offices)

                              (626) 457-5958 (U.S.)
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

          Suite 905, 102-4369 Main Street, Whistler, BC Canada V0N 1B4
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant

      Manning Elliott, Chartered Accountants, the previous independent registered public accounting firm of Xerion EcoSolutions Group Inc. (the "Company") for the fiscal years ended December 31, 2004 and 2003, resigned on November 11, 2005, from further audit services to the Company.

      During the fiscal years ended December 31, 2004 and 2003, the financial statements of the Company did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles, except that such financial statements were prepared assuming the Company will continue as a going concern.

      For the two fiscal years ended December 31, 2004 and 2003, and the subsequent interim periods ended March 31 and June 30, 2005, there were no disagreements between the Company and Manning Elliott, Chartered Accountants on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or practices, which if not resolved to the satisfaction of Manning Elliott, Chartered Accountants, would have caused Manning Elliott, Chartered Accountants to make reference to the subject matter of the disagreement in connection with its reports.

      On November 11, 2005, the Company executed an engagement letter with Murrell, Hall, McIntosh & Co., PLLP, located at 2601 N.W. Expressway, Suite 700 East, Oklahoma City, OK 73112 to audit the consolidated financial statements of the Company for its fiscal year ending December 31, 2005, and the related statements of income, stockholders' equity, and cash flows for the year then ending. The Board of Directors approved the appointment of Murrell, Hall, McIntosh & Co., PLLP effective November 11, 2005. During the two most recent fiscal years or any subsequent interim period, the new independent registered public accounting firm had not previously been engaged as either the principal accountant of the Company to audit its financial statements or of any significant subsidiary, nor has the Company consulted with the firm regarding any accounting issue, auditing or financial reporting issue regarding such financial statements or any reportable event prior to September 30, 2005.

Section 9. Financial Statements and Exhibits

      (a)   Financial Statements

            None

      (b)   Exhibits

            16 Accountants' letter from Manning Elliott, Chartered Accountants regarding change in registered pubic accounting firm.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K current report to be signed on its behalf by the undersigned hereunto duly authorized.


November 14, 2005                      Xerion EcoSolutions Group Inc.


                                       By: /s/ Fang Zhong
                                       -----------------------------------------
                                       Fang Zhong, Chief Executive
                                       Officer and President